KEY SOURCES OF ESTIMATES AND JUDGMENT	12 Months Ended
Dec. 31, 2019
Disclosure Of Accounting Judgements And Estimates [Abstract]
KEY SOURCES OF ESTIMATES AND JUDGMENT
5.	KEY SOURCES OF ESTIMATES AND JUDGMENT

In the application of the Company’s accounting policies, management of the Company is required to make judgment, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and underlying assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

C.	KEY SOURCES OF ESTIMATION UNCERTAINTY
(a)	Impairment of trade and most other receivables and contract assets, most amounts due from related parties, and loans and other debt-type financial assets measured at amortized cost.

The Company considers a broader range of information when assessing credit risk and measuring expected credit losses, including past events, current conditions, reasonable and supportable forecasts that affect the expected collectability of the future cash flows of the instrument. Measurement of the expected credit losses is determined by a probability-weighted estimate of credit losses over the expected life of the financial instrument.

The Company makes use of a simplified approach in accounting for trade receivables and contract assets and records the loss allowance as lifetime expected credit losses. These are the expected shortfalls in contractual cash flows, considering the potential for default at any point during the life of the financial instrument. In calculating the Company uses its historical experience, external indicators and forward-looking information to calculate the expected credit losses using a provision matrix.

The Company assesses impairment of trade and most other receivables, most amounts due from related parties and loans and other debt-type financial assets measured at amortized cost based on expected credit loss model.

The Company assesses impairment of financial assets apart from the amount due from Risensky, other non-current assets from Renova and SWAP (a contract in which the parties to it exchange liabilities on outstanding debts, often exchanging fixed-interest-rate for floating-rate debts) on a collective basis as they possess shared credit risk characteristics they have been grouped based on the days past due. Refer to Note 36 for a detailed analysis of how the impairment requirements of IFRS 9 are applied.

The carrying amounts of the Company’s trade and other receivables as at December 31, 2018 and December 31, 2019 were approximately US$20,535 thousand and US$10,837 thousand and net of allowance of doubtful debts of US$3,182 thousand and US$3,354 thousand, respectively. The carrying amounts of the Company’s amounts due from related parties as at December 31, 2018 and December 31, 2019 were US$21,478 thousand and US$5,028 thousand and net of allowance of doubtful debts of US$1,974 thousand and nil, respectively. The carrying amounts of the Company’s other non-current assets as at December 31, 2018 and December 31, 2019 were US$15,098 thousand and US$14,868 thousand and net of allowance of doubtful debts of US$398 thousand and US$405 thousand, respectively.

(b)	Impairment losses in relation to IPP solar parks

IPP solar parks are stated in the consolidated statements of financial position at cost less subsequent accumulated depreciation and subsequent accumulated impairment losses, if any. When there is an objective evidence of impairment loss, such as changes of technological advancement, changes of regulatory policies for solar industry, damages of solar park due to natural disaster or economic performance of the IPP solar parks is, or will be, worse than expected, for example, the Company takes into consideration the estimation of future cash flows. The amount of the impairment is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate (i.e. the effective interest rate computed at initial recognition).

(c)	Fair value measurements and valuation process

Management uses valuation techniques to determine the fair value of financial instruments (where active market quotes are not available) and non-financial assets. This involves developing estimates and assumptions consistent with how market participants would price the instrument. Management bases its assumptions on observable data as far as possible but this is not always available. In that case, management uses the best information available. Estimated fair values may vary from the actual prices that would be achieved in an arm’s length transaction at the reporting date (see Note 36).

(d)	Asset retirement obligations

Asset retirement obligations are recognized in the consolidated statements of financial position when the Company has a legal or constructive obligation as a result of past events, and it is probable that an outflow of economic benefit will be required to settle the obligation. If the effect is material, asset retirement obligations are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

The Company made the provision for asset retirement obligation based on its best estimate of future cash flow. When the future costs are higher or lower than expected and where events or changes in circumstances indicate that the amount of asset retirement obligation provision may not be adequate or may be excessive, such difference will impact the carrying values and provision expenses in the years in which such estimate has been changed.

A.	CRITICAL ACCOUNTING JUDGMENT
(a)	Significant influence over 1088526 B.C. Ltd (“1088526”) and 1091187 B.C. Ltd (“1091187”)

1088526 B.C. Ltd. and 1091187 B.C. Ltd each is considered as an associate of the Company although the Company owns 75% equity interest in both 1088526 and 1091187, and contractual right to appoint two out of four directors to the board of directors of both 1088526 and 1091187. The Company only has significant influence over both 1088526 and 1091187 are explained by the facts that (1) all the key relevant activities, including appointment or removal of the O&M manager and asset manager, determination and amendment of the annual budget, capital expenditure, and approval of bank borrowing etc., of both 1088526 and 1091187 requires consent from the other shareholders; (2) the other shareholder has the rights to the majority of the variable returns from its involvement with the investee. (Note 24).